UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 6, 2011

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation)	001-12675 (Kilroy Realty Corporation)	95-4598246 (Kilroy Realty Corporation)
Delaware (Kilroy Realty, L.P.)	000-54005 (Kilroy Realty, L.P.)	95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

On April 6, 2011, Kilroy Realty Corporation, or the Company, issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this report. On April 11, 2011, the Company issued another press release. A copy of this press release is furnished as Exhibit 99.2 to this report.

The information included in this Current Report on Form 8-K (including the exhibits hereto) under this Item 7.01 is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K (including the exhibits hereto) under this Item 7.01 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 8.01    OTHER EVENTS

On April 11, 2011, the Company completed an underwritten public offering of 6,037,500 shares of its common stock, par value $0.01 per share. The shares were issued and sold by the Company at a price to the public of $38.25 per share pursuant to an underwriting agreement dated as of April 6, 2010, by and among the Company, Kilroy Realty, L.P., the Company’s operating partnership, and the underwriters. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and J.P. Morgan Securities LLC acted as representatives of the several underwriters named in the underwriting agreement. The shares sold in the offering included 787,500 shares issued and sold pursuant to the exercise in full of the underwriters’ overallotment option under the underwriting agreement. The underwriting agreement is filed herewith as Exhibit 1.1. The opinion of Ballard Spahr LLP with respect to the validity of the shares in the offering is filed herewith as Exhibit 5.1. The opinion of Latham & Watkins LLP with respect to certain United States federal income tax considerations relevant to the Company is filed herewith as Exhibit 8.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

1.1	Underwriting Agreement dated April 6, 2011

5.1	Opinion of Ballard Spahr LLP

8.1	Opinion of Latham & Watkins LLP as to tax matters

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

23.2	Consent of Latham & Watkins LLP (included in Exhibit 8.1)

99.1	Press Release dated April 6, 2011 issued by Kilroy Realty Corporation

99.2	Press Release dated April 11, 2011 issued by Kilroy Realty Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:	/s/ Heidi R. Roth
Heidi R. Roth Senior Vice President and Controller

Date: April 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY, L.P.

By: KILROY REALTY CORPORATION, Its general partner

By:	/s/ Heidi R. Roth
Heidi R. Roth Senior Vice President and Controller

Date: April 11, 2011

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated April 6, 2011

5.1	Opinion of Ballard Spahr LLP

8.1	Opinion of Latham & Watkins LLP as to tax matters

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

23.2	Consent of Latham & Watkins LLP (included in Exhibit 8.1)

99.1	Press Release dated April 6, 2011 issued by Kilroy Realty Corporation

99.2	Press Release dated April 11, 2011 issued by Kilroy Realty Corporation

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